 UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 1999

Sears Credit Account Master Trust II

(Exact name of registrant as specified in charter)

Illinois (State of Organization)

0-24776 (Commission File Number)

Not Applicable (IRS Employer Identification No.)

c/o SRFG, Inc. 3711 Kennett Pike Greenville, Delaware

19807

(Address of principal executive offices)

(Zip Code)

Registrant's Telephone Number, including area code: (302) 434-3176

Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5. Other Events

On December 15, 1999, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(n).

Item 7.

Financial Statements and Exhibits

20(a).

Series 1994-1 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(b).

Series 1995-2 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(c).

Series 1995-3 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(d).

Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(e).

Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(f).

Series 1996-2 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(g).

Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(h).

Series 1996-4 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(i).

Series 1997-1 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(j).

Series 1998-1 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(k).

Series 1998-2 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(l).

Series 1999-1 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(m).

Series 1999-2 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

20(n).

Series 1999-3 Monthly Investor Certificateholders' Statement related to the distribution of December 15, 1999 and reflecting the performance of the Trust during the Due Period ended in November 1999, which will accompany the distribution on December 15, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sears Credit Account Master Trust II (Registrant)

By: SRFG, Inc. (Originator of the Trust)

By: /s/ Donald J. Woytek

Donald J. Woytek

Vice President, Administration

 Date: December 15, 1999

EXHIBIT INDEX

Exhibit No.

20(a).

Series 1994-1 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(b).

Series 1995-2 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(c).

Series 1995-3 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(d).

Series 1995-5 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(e).

Series 1996-1 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(f).

Series 1996-2 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(g).

Series 1996-3 Monthly Investor Certificateholders' Statement (November 15, 1999)

20(h).

Series 1996-4 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(i).

Series 1997-1 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(j).

Series 1998-1 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(k).

Series 1998-2 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(l).

Series 1999-1 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(m).

Series 1999-2 Monthly Investor Certificateholders' Statement (December 15, 1999)

20(n).

Series 1999-3 Monthly Investor Certificateholders' Statement (December 15, 1999)